Quarterly Holdings Report
for
Fidelity Asset Manager® 85%
June 30, 2025
AGG-NPRT3-0825
1.803292.121
Bond Funds - 13.7%
	Shares	Value ($)
Fidelity Emerging Markets Debt Local Currency Central Fund (b)	513,253	47,383,507
Fidelity Floating Rate Central Fund (b)	361,329	34,832,101
Fidelity High Income Central Fund (b)	848,118	92,648,449
Fidelity Inflation-Protected Bond Index Central Fund (b)	1,249,846	114,260,889
Fidelity International Credit Central Fund (b)	138,232	11,459,416
Fidelity Investment Grade Bond Central Fund (b)	3,132,415	309,545,275
iShares 20+ Year Treasury Bond ETF (c)	681,395	60,133,109
TOTAL BOND FUNDS (Cost $663,089,263)		670,262,746

Domestic Equity Funds - 48.5%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (c)(d)	3,118,185	150,421,245
Fidelity Commodity Strategy Central Fund (b)	342,548	31,863,796
Fidelity Enhanced Large Cap Value ETF (d)	1,013,498	32,198,831
Fidelity Enhanced Mid Cap ETF (c)(d)	1,657,124	57,029,425
Fidelity Enhanced Small Cap ETF (c)(d)	4,931,849	157,769,850
Fidelity Fundamental Small-Mid Cap ETF (d)	2,469,344	67,141,463
Fidelity Hedged Equity ETF (d)	1,645,521	47,423,915
Fidelity Managed Futures ETF (d)	241,002	12,170,601
Fidelity Real Estate Equity Central Fund (b)	74,444	9,955,407
Fidelity U.S. Equity Central Fund (b)	12,575,624	1,802,967,254
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,127,849,556)		2,368,941,787

International Equity Funds - 36.3%
	Shares	Value ($)
Fidelity Emerging Markets Equity Central Fund (b)	2,133,176	529,347,582
Fidelity International Equity Central Fund (b)	10,218,171	1,244,368,817
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,291,067,843)		1,773,716,399

U.S. Treasury Obligations - 0.3%
	Yield (%) (e)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 7/10/2025 (f)	4.25 to 4.26	1,420,000	1,418,512
US Treasury Bills 0% 7/17/2025 (f)	4.23	30,000	29,945
US Treasury Bills 0% 7/24/2025 (f)	4.24	100,000	99,734
US Treasury Bills 0% 7/3/2025 (f)	4.20 to 4.24	4,740,000	4,738,896
US Treasury Bills 0% 7/31/2025 (f)	4.26	2,050,000	2,042,881
US Treasury Bills 0% 8/14/2025 (f)	4.29 to 4.32	1,840,000	1,830,316
US Treasury Bills 0% 8/21/2025 (f)	4.28	1,540,000	1,530,579
US Treasury Bills 0% 8/28/2025 (f)	4.27	40,000	39,721
US Treasury Bills 0% 9/11/2025 (f)	4.30	1,100,000	1,090,656
US Treasury Bills 0% 9/18/2025 (f)	4.26 to 4.27	3,650,000	3,616,211
US Treasury Bills 0% 9/25/2025 (f)	4.23	20,000	19,799
TOTAL U.S. TREASURY OBLIGATIONS (Cost $16,457,424)			16,457,250

Money Market Funds - 1.6%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	4.32	75,847,203	75,862,373
Fidelity Securities Lending Cash Central Fund (g)(h)	4.32	1,308,344	1,308,475
TOTAL MONEY MARKET FUNDS (Cost $77,170,848)			77,170,848

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $3,175,634,934)	4,906,549,030
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(21,836,353)
NET ASSETS - 100.0%	4,884,712,677

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-Mini S&P 500 Index Contracts (United States)	550	Sep 2025	171,978,125	4,867,757	4,867,757
ICE MSCI EAFE Index Contracts (United States)	241	Sep 2025	32,314,485	721,920	721,920
ICE MSCI Emerging Markets Index Contracts (United States)	520	Sep 2025	32,071,000	636,940	636,940

TOTAL EQUITY CONTRACTS					6,226,617

Interest Rate Contracts
CBOT 10 Year US Treasury Bond Contracts (United States)	379	Sep 2025	42,489,453	979,497	979,497

TOTAL FUTURES CONTRACTS					7,206,114
The notional amount of futures purchased as a percentage of Net Assets is 5.8%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Security or a portion of the security is on loan at period end.
(d)	Affiliated Fund
(e)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $16,457,250.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	41,739,849	455,021,703	420,899,179	1,058,590	-	-	75,862,373	75,847,203	0.1%
Fidelity Commodity Strategy Central Fund	18,710,092	14,132,644	1,375,238	573,683	12,323	383,975	31,863,796	342,548	9.9%
Fidelity Emerging Markets Debt Local Currency Central Fund	33,044,499	14,534,403	-	1,798,767	-	(195,395)	47,383,507	513,253	12.5%
Fidelity Emerging Markets Equity Central Fund	455,976,074	72,145,644	38,189,480	7,091,904	(494,515)	39,909,859	529,347,582	2,133,176	19.6%
Fidelity Floating Rate Central Fund	-	36,830,525	1,382,118	1,688,507	(13,683)	(602,623)	34,832,101	361,329	1.8%
Fidelity High Income Central Fund	10,520,634	81,381,454	2,257,058	2,246,739	(9,796)	3,013,215	92,648,449	848,118	4.8%
Fidelity Inflation-Protected Bond Index Central Fund	62,911,014	54,948,913	4,772,887	2,032,859	(28,933)	1,202,782	114,260,889	1,249,846	12.8%
Fidelity International Credit Central Fund	10,755,714	1,395,453	620,167	437,283	(32,281)	(39,303)	11,459,416	138,232	11.9%
Fidelity International Equity Central Fund	1,068,267,506	185,836,986	120,058,845	28,642,615	1,686,314	108,636,856	1,244,368,817	10,218,171	20.0%
Fidelity Investment Grade Bond Central Fund	374,802,669	138,414,909	195,613,608	11,382,224	(6,472,107)	(1,586,588)	309,545,275	3,132,415	0.8%
Fidelity Real Estate Equity Central Fund	16,529,223	7,805,461	12,917,402	361,186	326,686	(1,788,561)	9,955,407	74,444	1.2%
Fidelity Securities Lending Cash Central Fund	43,201,600	848,010,934	889,904,059	77,137	-	-	1,308,475	1,308,344	0.0%
Fidelity U.S. Equity Central Fund	2,161,029,713	380,863,845	711,021,225	175,092,988	109,475,731	(137,380,810)	1,802,967,254	12,575,624	10.5%
Total	4,297,488,587	2,291,322,874	2,399,011,266	232,484,482	104,449,739	11,553,407	4,305,803,341

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	-	144,489,108	1,029,772	-	(204,729)	7,166,638	150,421,245	3,118,185
Fidelity Enhanced Large Cap Value ETF	-	34,339,100	3,506,392	297,914	26,279	1,339,844	32,198,831	1,013,498
Fidelity Enhanced Mid Cap ETF	16,993,987	77,453,444	37,891,173	438,197	(2,075,672)	2,548,839	57,029,425	1,657,124
Fidelity Enhanced Small Cap ETF	21,630,577	177,743,533	35,754,147	987,743	(3,885,524)	(1,964,589)	157,769,850	4,931,849
Fidelity Fundamental Small-Mid Cap ETF	-	69,062,467	1,686,585	225,294	(134,138)	(100,281)	67,141,463	2,469,344
Fidelity Hedged Equity ETF	54,785,359	21,098,853	33,589,671	326,045	3,365,418	1,763,956	47,423,915	1,645,521
Fidelity Managed Futures ETF	-	12,174,746	-	-	-	(4,145)	12,170,601	241,002
	93,409,923	536,361,251	113,457,740	2,275,193	(2,908,366)	10,750,262	524,155,330

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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